UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 1, 2012

Energen Corporation

(Registrant)

Alabama	1-7810	63-0757759
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On May 1, 2012, Energen Corporation issued a press release announcing that that it does not expect BHP Billiton to exercise its option to purchase a 50 percent undivided interest in 51,720 net acres in the Delaware Basin under lease to Energen Resources Corporation, the company’s oil and gas exploration and production subsidiary. A conference call to discuss the agreement was held on May 2, 2012, and is available for replay on the Company’s Web site at www.energen.com. The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Press Release dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

May 2, 2012	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	* Press Release dated May 1, 2012

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

1